                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): NOVEMBER 15, 1996


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1996-1
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                      33-55855                 41-1836425
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)               file numbers)           identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
-----------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------

                                NOT APPLICABLE
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota, National Association (the "Trustee"), on November 15, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by
          Section 6.05 of the Pooling and Servicing Agreement attached hereto as
          Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS:
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.        Description
               -----------        -----------

                 99.1             Monthly Report delivered to
                                  Certificateholders on
                                  November 15, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 1996


                                       MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE PASS-THROUGH
                                       CERTIFICATE TRUST 1996-1

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           PHYLLIS A. KNIGHT
                                           Vice President and Treasurer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                      PAGE
------                                                                      ----

99.1      Monthly Report delivered to Certificateholders                      5
          on November 15, 1996.